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                                                                    EXHIBIT 23.1





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Form S-8 Registration Statement File No. 333-75351, Form S-8 Registration Statement File No. 333-34999, and Form S-3 Registration Statement File No. 333-55837.



                                               ARTHUR ANDERSEN LLP


Dallas, Texas,
  September 18, 2000